UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)  March 1, 2017

PIER 1 IMPORTS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-07832	75-1729843
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

100 Pier 1 Place, Fort Worth, Texas 76102
(Address of principal executive offices, including zip code)

817-252-8000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions: (see General Instruction A.2. below):

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure.

On March 1, 2017, Pier 1 Imports, Inc. (the “Company”) issued a press release announcing the Company’s presentation on Tuesday, March 7, 2017, at the Raymond James 38th Annual Institutional Investors Conference being held March 5-8, 2017, at the JW Marriott Orlando Grande Lakes Hotel in Orlando, Florida. A copy of this press release is attached hereto as Exhibit 99.1.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

	Exhibit No.	Description

99.1

Press release dated March 1, 2017, announcing the Company’s presentation on Tuesday, March 7, 2017, at the Raymond James 38th Annual Institutional Investors Conference being held March 5-8, 2017, at the JW Marriott Orlando Grande Lakes Hotel in Orlando, Florida.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PIER 1 IMPORTS, INC.

Date:	March 1, 2017	By:	/s/ Michael A. Carter
Michael A. Carter, Executive Vice President
Compliance and General Counsel, Secretary

EXHIBIT INDEX

Exhibit No.	Description

99.1

Press release dated March 1, 2017, announcing the Company’s presentation on Tuesday, March 7, 2017, at the Raymond James 38th Annual Institutional Investors Conference being held March 5-8, 2017, at the JW Marriott Orlando Grande Lakes Hotel in Orlando, Florida.